UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2022

LMP Automotive Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-236260	82-3829328
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On January 31, 2022, LMP Elmsford WP RE, LLC, a New York limited liability company (“LMPE”), an indirect, wholly-owned subsidiary of LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”) entered into a purchase and sale agreement (the “PSA”) with Elmsford-119 Associates, LLC, a New York limited liability company (the “Seller”), to acquire all of Seller’s right, title and interest (i) as the ground lessee under a ground lease of the parcel of real property located at 251 East Main Street, in the Village of Elmsford, Town of Greenburgh, County of Westchester, State of New York (Section 5.80, Block 116, Lot 9) (the “Leasehold Property”) and all other tangible and intangible property granted to Seller pursuant to such ground lease, (ii) as fee owner of the parcel of real property located in the Village of Elmsford, Town of Greenburgh, County of Westchester, State of New York (Section 5.80, Block 116, Lot 3) (the “Fee Property” and, together with the Leasehold Property, the “Property”) and (iii) the tangible and intangible property relating to or on the Leasehold Property and Fee Property. In exchange for the acquisition of the Property, including the tangible and intangible property relating thereto, the Company will pay to the Seller approximately $29,000,000.

The acquisition is subject to certain customary conditions and is expected to close in the second quarter of 2022.

The PSA is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the PSA and the transactions contemplated thereby is not complete and is qualified in their entirety by the contents of the PSA.

Item 8.01 Other Events.

On February 3, 2022, the Company issued a press release announcing its entry into the PSA and the transaction contemplated thereby. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of January 31, 2022, by and between Elmsford-119 Associates, LLC and LMP Elmsford WP RE, LLC.
99.1	Press Release, dated February 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMP AUTOMOTIVE HOLDINGS, INC.

February 3, 2022	By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	President and Chief Executive Officer

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